UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14C

Information Statement Pursuant to Section 14 (c)
of the Securities Exchange Act of 1934

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☐ Preliminary Information Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))
☒ Definitive Information Statement

ENVIRONMENTAL CREDITS, LTD.
(Name of Registrant as Specified In Charter)

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ENVIRONMENTAL CREDITS, LTD.
5782 Caminito Empresa
La Jolla, California 92037
Telephone: (619) 895-6900

 INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is first being mailed on or about October 31, 2011 to the holders of record of the outstanding common stock, $0.01 par value per share (the “Common Stock”), of Environmental Credits, Ltd., a Delaware corporation (the “Company”), as of the close of business on October 20, 2011 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This Information Statement relates to a written consent in lieu of a meeting, dated October 20, 2011 (the “Written Consent”), of stockholders of the Company owning at least a majority of the outstanding shares of Common Stock of the Company as of the Record Date (the “Majority Stockholders”).  Except as otherwise indicated by the context, references in this Information Statement to “Company,” “we,” “us,” or “our” are references to Environmental Credits, Ltd.

The Majority Stockholders approved of the following corporate actions (the “Corporate Actions”) in the Written Consent:

1.	To change the name of the Company from Environmental Credits, Ltd. to GlyEco, Inc. (the “Name Change”);

2.	To increase the number of authorized “blank check” preferred stock, par value $0.01 per share (the “Preferred Stock”), from 10,000,000 to 40,000,000 shares;

3.	To decrease the par value of the Company’s Common Stock and Preferred Stock from $0.01 per share to $0.0001 per share (the “Par Value Decrease”); and

4.
To change the state of incorporation of the Company from the State of Delaware to the State of Nevada by merging the Company into GlyEco, Inc., a newly formed Nevada company and wholly-owned subsidiary of the Company (the “Reincorporation”).

The Name Change, increase in the number of authorized Preferred Stock, and the Par Value Decrease will all be effectuated when we reincorporate in the state of Nevada by merging with and into our wholly-owned subsidiary, GlyEco, Inc.

The Written Consent constitutes the consent of a majority of the total number of shares of outstanding Common Stock and is sufficient under the Delaware General Corporation Law (the “DGCL”) and the Company’s Bylaws to approve the Corporate Actions.  Accordingly, the Corporate Actions are not presently being submitted to the Company’s other stockholders for a vote.  The Corporate Actions will become effective by filing a Certificate of Merger and Plan of Merger with the Delaware Secretary of State and Articles of Merger and Plan of Merger with the Nevada Secretary of State.

Pursuant to Rule 14c-2 under the Exchange Act, the Corporate Actions will not be implemented until at least twenty (20) calendar days after the mailing of a Definitive Information Statement to Company stockholders as of the Record Date.  We anticipate filing the Definitive Information Statement on October 31, 2011 and effective date of the Corporate Actions to be Monday, November 21, 2011.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(c) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C.
By Order of the Board of Directors,

October 31, 2011	By:	/s/ Ralph M. Amato
Ralph M. Amato
President

 ENVIRONMENTAL CREDITS, LTD.
5782 Caminito Empresa
La Jolla, California 92037
Telephone: (619) 895-6900

GENERAL INFORMATION

This Information Statement is being first mailed on or about October 31, 2011, to stockholders of the Company by the Board of Directors to provide material information regarding corporate actions that have been approved by the Written Consent of the Majority Stockholders.  Only one copy of this Information Statement is being delivered to two or more stockholders who share an address unless we have received contrary instruction from one or more of such stockholders.  We will promptly deliver, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered.  If you would like to request additional copies of the Information Statement, or if in the future you would like to receive multiple copies of information statements or information statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct us by writing to the corporate secretary at the Company’s executive offices at the address specified above.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR AN INFORMATION STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE APPROVAL OF THE COMPANY’S NAME CHANGE AND CHANGE OF THE STATE OF INCORPORATION OF THE COMPANY FROM DELAWARE TO NEVADA.

The entire cost of furnishing this Information Statement will be borne by the Company.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them.

AUTHORIZATION BY THE BOARD OF DIRECTORS AND THE MAJORITY STOCKHOLDERS

Under the DGCL and the Company’s Bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that will be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing.  The approval of the Name Change and the Reincorporation requires the affirmative vote or written consent of the majority of the issued and outstanding shares of Common Stock.

Each share of Common Stock entitles the holder to one vote per share.  On the Record Date, there were 73,034,283 shares of Common Stock issued and outstanding.

On the Record Date, our Board of Directors and stockholders owning approximately 95.85% of the outstanding Common Stock adopted resolutions approving the Name Change and Reincorporation and approved the Plan of Merger as set forth in Appendix A.

CONSENTING STOCKHOLDERS

On October 20, 2011, Ralph M. Amato, the Company’s President and sole Director and the holder of 70,000,000 of the 73,034,283 issued and outstanding shares of Common Stock (representing approximately 95.85% of the outstanding shares of Common Stock) approved the Corporate Actions.

Accordingly, the Company has obtained all necessary corporate approvals in connection with the adoption of the Corporate Actions.  The Company is not seeking written consent from any other stockholders, and the other stockholders will not be given an opportunity to vote with respect to the actions described in this Information Statement.  All necessary corporate approvals have been obtained.  This Information Statement is furnished solely for the purposes of advising stockholders of the action taken by written consent and giving stockholders notice of such actions taken as required by the Exchange Act.

DESCRIPTION OF THE COMPANY’S CAPITAL STOCK

Our authorized capital currently consists of 300,000,000 shares of Common Stock and 10,000,000 shares of “blank check” preferred stock, $0.01 par value per share (the “Preferred Stock”).  As of the close of business on the Record Date, there were 73,034,283 shares of Common Stock issued and outstanding and no shares of Preferred Stock outstanding.  Each share of Common Stock entitles its record holder to one (1) vote per share.  Holders of our Common Stock do not have cumulative voting, conversion, redemption rights or preemptive rights to acquire additional shares.

The Board of Directors is authorized, subject to limits imposed by relevant Delaware laws and the Company’s Certificate of Incorporation, to issue shares of Preferred Stock in one or more classes or series within a class upon authority of the Board of Directors without further stockholder approval.

On November 12, 2006, the Company's Board of Directors approved the designation of 4,000,000 shares of the Company's Preferred Stock to be designated as Series A Preferred Stock. The action was taken by the Board under the authority granted it in the Company's Certificate of Incorporation which gives the Board the right to designate one or more series of Preferred Stock with such rights and privileges as the Board determines. On the same date and as a part of the same resolutions, the Board issued 3,500,000 shares of the Series A Preferred Stock to the Company's President, Ralph M. Amato in exchange for 1,249,669 shares of the Company's Common Stock held by him. In addition, 150,000 shares of the Series A Preferred Stock were also issued to acquire 150,000 shares of the Company's Common Stock held by another stockholder. In general, the Series A Preferred Stock has the following rights and privileges: (i) each share of the Series A Preferred Stock has the right to two votes per share and to vote with the Company's common stockholders on any matter presented before them; (ii) each share of the Series A Preferred Stock has the right to convert into 20 shares of the Company's Common Stock at any time (subject to the Company having a sufficient number of authorized but unissued shares of Common Stock available for conversion); and (iii) the number of shares of the Company's Common Stock that are to be issued upon conversion of the Series A Preferred Stock are not to be reduced or increased by reason of any forward or reverse stock split or other recapitalization. The Series A Preferred Stock is not redeemable by the Company and no sinking fund or special dividend rights were accorded the Series A Preferred Stock. In the event that the Company's Board of Directors declares any dividends, the holders of the Series A Preferred Stock have the same rights and privileges and are entitled to share ratably with the holders of the Company's Common Stock in any such dividend. In December of 2009 all of the Series A Preferred Stock was converted into 73,000,000 common shares of stock.

CORPORATE ACTION #1

NAME CHANGE TO GLYECO, INC.

We are currently a “shell” company with no assets and nominal operations and our current name, Environmental Credits, Ltd., does not have any significance to our Company or operations or future plans.  On September 21, 2011, we entered into a non-binding Letter of Intent (the “Letter of Intent”) with Global Recycling Technologies, Ltd., a Delaware corporation and privately-owned operating company (“Global Recycling”), with respect to the principal terms and conditions pursuant to which we would purchase all of the issued and outstanding shares of capital stock of Global Recycling by the way of a reverse triangular merger transaction (the “Reverse Merger”) pursuant to an Agreement and Plan of Merger (the “Reverse Merger Agreement”) between us, a wholly-owned subsidiary of ours which will be formed for the purposes of consummating the Reverse Merger (“Merger Sub”), and Global Recycling. We and Global Recycling anticipate entering into and completing the Reverse Merger transaction by December 31, 2011, although the parties have not entered into a definitive merger agreement as of the date of this Information Statement and there can be no assurances that transaction will be consummated.  The approval of the Company stockholders is not required to consummate the Reverse Merger.

Under the proposed Reverse Merger Agreement, if all conditions are satisfied or waived: (a) Merger Sub will be merged with and into Global Recycling; (b) Global Recycling will become our wholly-owned subsidiary; (c) all holdings of Global Recycling shares and options and warrants will be exchanged (or assumed, in the case of options and warrants) for comparable securities of our Company; and (d) a majority of our Common Stock will be owned by Global Recycling stockholders.  Upon consummation of the Reverse Merger, The combined entity will be solely engaged in Global Recycling’s business, Ralph M. Amato, our current sole executive officer and director, will resign, Global Recycling’s officers will become our officers and Global Recycling’s directors will become and constitute all of the members of our Board of Directors.

Global Recycling is a green chemistry company formed to roll-out our patent pending glycol (i.e., Anti-Freeze) recycling technology – GlyEco Technology™.  The Global Recycling patent pending technology recycles all types of ethylene glycol into virgin refinery grade product. Their initial business strategy was to acquire and operate up to six glycol recycling/remanufacturing facilities and companies in North America.  They formed various wholly-owned subsidiaries that entered into asset purchase agreements to purchase these facilities and companies.

It is a condition of the Merger Agreement that we change our name to GlyEco, Inc. prior to the consummation of the Reverse Merger.  We believe that changing our name to GlyEco, Inc. is more in line with Global Recycling’s line of business and will aid us in achieving brand recognition and better position us to obtain future sources of financing.

In the event that the Reverse Merger is not consummated with Global Recycling after we have changed our name to GlyEco, Inc., we have agreed to change our name to a new name not related with GlyEco, Inc.

CORPORATE ACTION NO. 2

INCREASE AUTHORIZED PREFERRED STOCK

The Company’s current Certificate of Incorporation provides for authorized capital of 300,000,000 shares of Common Stock, par value $0.01 per share, and 10,000,000 shares of Preferred Stock, par value $0.01 per share, 6,000,000 of which have not been designated or issued and which shares constitute what is commonly referred to as “blank check” preferred stock, and which do not have any rights, privileges or preferences set forth in the Company’s Certificate of Incorporation. The Preferred Stock may be divided into and issued in designated series from time to time by one or more resolutions adopted by the Board of Directors. The Directors in their sole discretion shall have the power to determine the relative powers, preferences, and rights of each series of Preferred Stock.

On November 12, 2006, the Company's Board of Directors approved the designation of 4,000,000 shares of the Company's Preferred Stock to be designated as Series A Preferred Stock. On the same date and as a part of the same resolutions, the Board issued 3,500,000 shares of the Series A Preferred Stock to the Company's President, Ralph M. Amato in exchange for 1,249,669 shares of the Company's Common Stock held by him. In addition, 150,000 shares of the Series A Preferred Stock were also issued to acquire 150,000 shares of the Company's Common Stock held by another stockholder. In general, the Series A Preferred Stock has the following rights and privileges: (i) each share of the Series A Preferred Stock has the right to two votes per share and to vote with the Company's common stockholders on any matter presented before them; (ii) each share of the Series A Preferred Stock has the right to convert into 20 shares of the Company's Common Stock at any time (subject to the Company having a sufficient number of authorized but unissued shares of Common Stock available for conversion); and (iii) the number of shares of the Company's Common Stock that are to be issued upon conversion of the Series A Preferred Stock are not to be reduced or increased by reason of any forward or reverse stock split or other recapitalization. The Series A Preferred Stock is not redeemable by the Company and no sinking fund or special dividend rights were accorded the Series A Preferred Stock. In the event that the Company's Board of Directors declares any dividends, the holders of the Series A Preferred Stock have the same rights and privileges and are entitled to share ratably with the holders of the Company's Common Stock in any such dividend. In December 2009, all of the outstanding shares of Series A Preferred Stock were converted into 73,000,000 shares of Common Stock.

The general purpose and effect of the amendment to the Company's Certificate of Incorporation is to increase the number of authorized shares of Preferred Stock from 10,000,000 to 40,000,000. Such increase in the preferred shares is not attributable to a specific transaction, or anticipated transaction. As such, no consideration has been received or is to be received by the Company for a transaction underlying the increase in preferred shares. The reason for the increase in the authorized number of “blank check” Preferred Stock is to be able to use the additional Preferred Stock as a tool to attract companies to engage in mergers and acquisitions with the Company. To the extent that any issued Preferred Stock is convertible into Common Stock, the general effect upon the rights of the existing security holders as a result of the increase in convertible Preferred Stock, once converted, is an overall dilution of the Company’s Common Stock and the inherent affects that increasing the Company’s outstanding Common Stock has on stockholder value based on the dilutive impact of the additional issued shares. There Board of Directors does not currently have any plans to designate or issue any class or series of Preferred Stock.

The issuance of additional Preferred Stock may make it more difficult for, or prevent or deter a third party from acquiring control of the Company or changing its Board of Directors and management, as well as, inhibit fluctuations in the market price of the Company’s Common Stock that could result from actual or rumored takeover attempts. Specifically, the ability to issue such “blank check” Preferred Stock could give the Board of Directors the ability to hinder or discourage any attempt to gain control of the Company by a merger, tender offer at a control premium price, proxy contest or otherwise.

CORPORATE ACTION NO. 3

PAR VALUE DECREASE

The Company is authorized to issue 300,000,000 shares of Common Stock, par value $0.01 per share, 10,000,000 shares of Preferred Stock, par value $0.01 per share. On the Record Date, the Board of Directors of the Company and Majority Stockholders approved to amend the capital structure of the Company to 300,000,000 shares of Common Stock, par value $0.0001 per share, and 40,000,000 shares of Preferred Stock, par value $0.0001 per share.

In general, the par value of a company’s common stock has no relation to its market value and, as a concept, is somewhat archaic. The par value of a share of stock is the value stated in the corporate charter below which shares of that class cannot be sold upon initial offering. The issuing company promised not to issue further shares below par value, so investors could be confident that no one else was receiving a more favorable issue price. Thus, par value is a nominal value of a security which is determined by an issuing company as a minimum price. This was far more important in unregulated equity markets than in the regulated markets that exist today.

Par value also has bookkeeping purposes. It allows the company to put a de minimis value for the stock on the company's financial statements.

However, the par value of a company’s preferred stock remains relevant, and tends to reflect issue price. Dividends on preferred stocks are calculated as a percentage of par value.

The Board believes that the Par Value Decrease is in the best interest of the Company and its stockholders because it will bring the par value in line with the par value of other similar companies and will provide management with greater flexibility in structuring purchases and sales of the Company’s Common Stock and Preferred Stock, though no such transactions are currently contemplated.

Following effectiveness of Par Value Decrease, the stated capital on the balance sheet and additional paid in capital attributable to the Company’s capital stock will be adjusted to reflect the reduced par value.

CORPORATE ACTION NO. 4

REINCORPORATION IN NEVADA

The primary rationale for reincorporating in Nevada is that Delaware has franchise taxes and Nevada does not.

Reincorporation would be effected through the merger of the Company into a newly formed Nevada corporation that is a wholly-owned subsidiary of the Company, which we refer to as “GlyEco Nevada,” pursuant to an Agreement and Plan of Merger (the “Reincorporation Merger Agreement”) in substantially the form attached as Appendix A to this Information Statement. Upon completion of the merger, GlyEco, Inc. will be the surviving corporation and will continue to operate our business under the name “GlyEco, Inc.” In this section, we refer to the Company before the Reincorporation as “the Company” and after the merger as “GlyEco Nevada.”

In connection with the Reincorporation of the Company in the state of Nevada, there will not be any change in our business or management.  Your shares of Common Stock of the Company will automatically be converted into an equivalent number of shares of Common Stock of GlyEco Nevada, and the Company will apply to have shares of its common stock listed on the OTC Bulletin Board under a new symbol which has not been determined as of the date of this Information Statement.

YOU WILL NOT NEED TO EXCHANGE YOUR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF GLYECO NEVADA.

Upon completion of the Reincorporation, the number of authorized shares of capital stock of GlyEco Nevada will be 300,000,000 shares of Common Stock, par value $0.0001 per share, and 40,000,000 shares of Preferred Stock, par value $0.0001 per share.

Reasons for the Reincorporation

The Board of Directors and believes that the Reincorporation is in the best interests of the Company and its stockholders because it would eliminate our obligation to pay the annual Delaware franchise tax which would result in significant savings to us over the long term. Once we reincorporate in the State of Nevada, our annual filing fee and annual license in the State of Nevada would be significantly lower.

Potential Disadvantages and Considerations of Reincorporation

Delaware has historically been the state in which a majority of companies incorporate. A potential disadvantage of reincorporating from Delaware to Nevada is that Delaware for many years has followed a policy of encouraging incorporation in that State and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that Delaware periodically updates and revises to meet changing business needs. Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. Because Nevada case law concerning the effects of its statutes and regulations is more limited, the Company and its stockholders may experience less predictability with respect to legality of corporate affairs and transactions and stockholders’ rights to challenge them. However, it appears that Nevada is emulating, and in certain cases surpassing, Delaware in creating a corporation-friendly environment.

We have endeavored to adopt as closely as possible the Nevada incorporation and bylaws documents to the existing Delaware documents.

Principal Features of the Reincorporation

The Reincorporation would be effected through the merger of the Company with and into GlyEco, Inc., a newly formed Nevada corporation that will be a wholly-owned subsidiary of the Company (“GlyEco Nevada”), pursuant to the Reincorporation Merger Agreement. Prior to the merger, GlyEco Nevada will have no material assets or liabilities and will not have carried on any business. Upon completion of the merger, GlyEco Nevada will succeed to the assets and liabilities of the Company and will continue to operate our business under the name “GlyEco, Inc.” unless we subsequently change that name. The Reincorporation Merger Agreement is attached to this Information Statement as Appendix A and is referred to throughout Information Statement as the “Reincorporation Merger Agreement.”

Prior to the merger, GlyEco Nevada will have 1,000 shares of common stock issued and outstanding held by the Company, with only minimal capital. Upon completion of the merger, each outstanding share of common stock of the Company will be automatically converted into one share of common stock of GlyEco Nevada. The terms of the Reincorporation Merger Agreement will provide that the 1,000 outstanding shares of common stock of GlyEco Nevada held by the Company will be cancelled upon the effectiveness of the merger, with the result that the Company’s current stockholders will be the only stockholders of the surviving corporation.

The Reincorporation will become effective upon the filing of Articles of Merger with the Nevada Secretary of State and a Certificate of Merger and the Plan of Merger with the Delaware Secretary of State. We expect that the Delaware Secretary of State will require that the Company pay its accrued franchise tax for 2011 before allowing a filing of the Certificate of Merger. Upon the effectiveness of the Reincorporation, the Articles of Incorporation and the Bylaws of GlyEco Nevada, in substantially the forms attached to this Information Statement as  Appendix B  and  Appendix C, respectively, will govern corporate operations and activities of the surviving corporation.

You will not have to take any action to exchange your stock certificates as a result of the Reincorporation. The current certificates representing shares of the Company’s Common Stock will automatically represent an equal number of shares of GlyEco Nevada’s Common Stock following the Reincorporation. New certificates with a new CUSIP number representing shares of GlyEco Nevada Common Stock will be available for any stockholder desiring to make an exchange and for all new issuances.

Differences between Delaware and Nevada Law

The rights of the Company’s stockholders are currently governed by Delaware law and the Company’s Certificate of Incorporation and Bylaws. The Reincorporation Merger Agreement provides that, at the effective time of the merger, the separate corporate existence of the Company will cease and the former stockholders of the Company will become stockholders of GlyEco Nevada. Accordingly, after the effective time of the merger, your rights as a stockholder will be governed by Nevada law and the Articles of Incorporation and Bylaws of GlyEco Nevada. The statutory corporate laws of the State of Nevada, as governed by the Nevada Revised Statutes (“NRS”), are similar in many respects to those of Delaware, as governed by the Delaware General Corporation Law. However, there are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the surviving corporation. The following are summaries of material differences between the current rights of stockholders of the Company and the rights of stockholders of GlyEco Nevada following the merger.

The following discussion is a summary. It does not give you a complete description of the differences that may affect you. You should also refer to the Nevada Revised Statutes, as well as the forms of the articles of incorporation and the bylaws of GlyEco Nevada, which are attached as Appendix B and Appendix C, respectively, to this Information Statement, and which will come into effect concurrently with the effectiveness of the Reincorporation as provided in the Reincorporation Merger Agreement. In this section, we use the term “charter” to describe either the Certificate of Incorporation under the DGCL or the Articles of Incorporation under the NRS.

Comparison of Stockholders’ Rights Before and After the Merger

Because of differences between Nevada and Delaware law, as well as differences between GlyEco Nevada’s Articles of Incorporation and By-Laws and the Company’s Certificate of Incorporation and By-Laws, the Merger will effect certain changes in the rights of our stockholders. Summarized below are what we believe to be the most significant provisions of Nevada and Delaware law, along with the differences between the rights of the stockholders of our company immediately before and immediately after the Merger that will be the result of the differences between Nevada and Delaware law and the differences between GlyEco Nevada’s existing Articles of Incorporation and By-Laws, on the one hand, and the Company’s Certificate of Incorporation and By-Laws, on the other hand. The summary below is not an exhaustive list of all differences or a complete description of the differences described, and is qualified in its entirety by reference to the Nevada Revised Statutes, the Delaware General Corporation Law, GlyEco Nevada’s Articles of Incorporation and By-Laws and the Company’s Certificate of Incorporation and By-Laws. Moreover, the descriptions of the rights of holders of the Company’s common stock are subject to the rights and privileges of any series of preferred stock which may be issued in the future.

Provision:	Nevada Revised Statutes (NRS):	Delaware General Corporation Law (DGCL):
Elections; Voting; Procedural Matters
Number of Directors
Nevada law provides that a corporation must have at least one director and may provide in its articles of incorporation or in its by-laws for a fixed number of directors or a variable number, and for the manner in which the number of directors may be increased or decreased.

Delaware law provides that a corporation must have at least one director and that the number of directors shall be fixed by, or in the manner provided in, the by-laws unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate of incorporation.

GlyEco Nevada’s existing By-Laws provide that the number of directors shall be at least one but not more than nine or as fixed from time to time by resolution of the board of directors, provided that the number of directors shall not be reduced so as to shorten the tenure of any direct at the time in office.

The Company’s By-Laws provide that the number of directs which shall constitute the whole board shall be not less than one and not more than four. Within such limit, the number of directors shall be determined by resolution of the board of directors or by the stockholders at the annual meeting or at any special meeting of stockholders.

Classified Board of Directors	Nevada law permits corporations to classify their boards of directors. At least one-fourth of the total number of directors of a Nevada corporation must be elected annually.
Delaware law permits any Delaware corporation to classify its board of directors into as many as three classes with staggered terms of office. The certificate of incorporation may provide that one or more directors may have voting powers greater than or less than those of other directors. Further, the certificate of incorporation may provide that holders of any class or series of stock shall have the right to elect one or more directors.

The Company does not have a classified board of directors. The entire board of directors is subject to election at each annual meeting of the stockholders. No director has voting power greater than or less than that of other directors, nor does the Company’s Articles of Incorporation provide that holders of any class or series of stock have the right to elect one or more directors.

The Company does not have a classified board of directors. The entire board of directors is subject to election at each annual meeting of the stockholders. No director has voting power greater than or less than that of other directors, nor does the Company’s Certificate of Incorporation provide that holders of any class or series of stock have the right to elect one or more directors.

Removal of Directors
Under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada law does not distinguish between removal of directors with or without cause.

With limited exceptions applicable to classified boards and cumulative voting provisions, under Delaware law, directors of a corporation without a classified board may be removed with or without cause, by the holders of a majority of shares then entitled to vote in an election of directors.

	GlyEco Nevada’s Articles of Incorporation and By-Laws are silent with respect to the removal of directors.	The Company’s Certificate of Incorporation and By-Laws are silent with respect to the removal of directors.
Board Action by Written Consent
Nevada law provides that, unless the articles of incorporation or by-laws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board or committee, except for a director that has a personal interest in the matter.

Delaware law provides that, unless the certificate of incorporation or by-laws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of any committee thereof may be taken without a meeting if all members of the board or committee consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board or committee.

	GlyEco Nevada’s By-Laws do not change this statutory rule.	The Company’s By-Laws do not change this statutory rule.

Stockholder Action by Written Consent
Nevada law provides that, unless the articles of incorporation or by-laws provide otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing.

Unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing. In addition, Delaware law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.

GlyEco Nevada’s By-Laws provide that, except as otherwise required by law, any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power (unless a different proportion of voting power is required), and any actions at meetings not regularly called shall be effective subject to the ratification and approval provisions of NRS 78.325.

The Company’s By-laws do not change this statutory rule.
Interested Party Transactions
Under Nevada law, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, form or association in which one or more of its directors or officers are directors or officers, or have a financial interest, is not void or voidable solely for that reason, or solely because of such relationship or interest, or solely because the interested director or officer was present, participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if (i) the director’s or officer’s interest in the contract or transaction is known to the board of directors and the board or committee approves or ratifies the contract or transaction in good faith by a vote sufficient for the purpose without counting the vote or votes of the interested director or officer, (ii) the fact that of the financial interest is known to stockholders and the stockholders approve or ratify the contract or transaction in good faith by a majority vote of stockholders holding a majority of the voting power, (iii) the fact of the common directorship, office or financial interest is not known to the director or officer at the time the transaction is brought before the board of directors, and (iv) the contract or transaction is fair to the corporation at the time it is authorized or approved.

Under Delaware law, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, is not void or voidable solely because of such relationship or interest, or solely because the director or officer is present at or participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if one or more of the following is true: (i) the material facts of the contract or transaction and the director’s or officer’s relationship or interest are disclosed to or known by the board or committee, and the board or the committee in good faith authorizes the contract or transaction by an affirmative vote of the majority of the disinterested directors (even though these directors are less than a quorum); (ii) the material facts of the contract or transaction and the director’s or officer’s relationship or interest are disclosed to or known by the stockholders entitled to vote on the matter and they specifically approve in good faith the contract or transaction; or (iii) the contract or transaction is fair to the corporation as of the time it was authorized, approved or ratified.

	GlyEco Nevada’s By-Laws do not change this statutory rule.	The Company’s By-Laws do not change this statutory rule.
Special Meetings of Stockholders
Nevada law provides that, unless otherwise provided in a corporation’s articles of incorporation or by-laws, the entire board of directors, any two directors, or the president of the corporation may call a special meeting of the stockholders.

Delaware law permits special meetings of stockholders to be called by the board of directors or by any other persons authorized in the certificate of incorporation or by-laws to call a special meeting of the stockholders.

GlyEco Nevada’s Articles of Incorporation provide that special meetings of the stockholders for any purpose may be called at any time by the President, or by the Board of Directors, or by any two or more members thereof, or by one or more stockholders holding not less than twenty percent (20%) of the voting power of the corporation. Such meetings shall be held at the principal office of the corporation or at such other place within or without the State of Nevada as may be designated in the notice of meeting. No business shall be transacted at any special meeting of the stockholders except as is specified in the notice calling for such special meeting.

The Company’s Bylaws provide that special meetings of the stockholders, for any purpose, unless otherwise prescribed by statute, may be called by the president or by the Board of Directors, and shall be called by the president at the request of the holders of not less than one-tenth of all the outstanding shares of the corporation entitled to vote at the meeting.
Business transacted at any special meeting shall be limited to matters relating to the purpose or purposes stated in the notice of meeting. There is no provision in the By-Laws, or under Delaware law, which allows for the stockholders to require the corporation to call a special meeting of the stockholders.

Failure to Hold an Annual Meeting of Stockholders
Nevada law provides that if a corporation fails to elect directors within 18 months after the last election, a Nevada district court may order an election upon the petition of one or more stockholders holding 15 percent of the corporation’s voting power.

Delaware law provides that if a corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting taken, in both cases for a period of 30 days after the date designated for the annual meeting, or if no date has been designated, for a period of 13 months after the latest to occur of the latest to occur of the organization of the corporation, its last annual meeting or last action by written consent to elect directors in lieu of an annual meeting, a director or stockholder of the corporation may apply to the Court of Chancery of the State of Delaware to order that an annual meeting be held.

	GlyEco Nevada’s By-Laws do not change this statutory rule.	The Company’s By-Laws do not change this statutory rule.
Cumulative Voting
Nevada law permits cumulative voting in the election of directors as long as the articles of incorporation provide for cumulative voting and certain procedures for the exercise of cumulative voting are followed.

A Delaware corporation may provide for cumulative voting in the corporation’s certificate of incorporation.
	GlyEco Nevada’s Articles of Incorporation and By-Laws do not permit cumulative voting.	The Company’s Certificate of Incorporation and By-Laws do not permit cumulative voting.

Board Vacancies
All vacancies on the board of directors of a Nevada corporation may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. Unless otherwise provided in the articles of incorporation, the board may fill the vacancies for the remainder of the term of office of the resigning director or directors.

All vacancies and newly created directorships on the board of directors of a Delaware corporation may be filled by a majority of the directors then in office, though less than a quorum, unless the certificate of incorporation or by-laws provide otherwise. If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least 10 percent of the voting stock at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

GlyEco Nevada’s Bylaws provide that any vacancies in the Board of Directors may be filled by a majority of the remaining Directors, although such action by less than a quorum or by a sole remaining Director shall be adequate, and each Director so elected shall hold office until his successor is elected at an annual meeting of stockholders or at a special meeting called for that purpose.

The Company’s By-Laws provide that vacancies and newly created directorships may be filled by vote of a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and any director so chosen shall hold office until the next annual election and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal. If there are no directors in office, than an election of directors may be held in accordance with the DGCL.

Stockholder Voting Provisions
Under Nevada law, a majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum for the transaction of business at a meeting of stockholders.

Under Delaware law, a majority of the shares entitled to vote, present in person or represented by proxy, generally constitutes a quorum at a meeting of stockholders.
	GlyEco Nevada’s By-Laws are consistent with Nevada law.	The Company’s By-Laws are consistent with Delaware law.

Generally, action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless otherwise provided in Nevada law or the articles of incorporation or by-laws of the corporation. Generally, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on election of directors.

Unless otherwise provided for in the certificate of incorporation or by-laws, generally, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter constitutes the act of stockholders. Directors are generally elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

GlyEco Nevada’s By-Laws are silent with respect to plurality voting for directors. For all matters, a stockholder action is taken if the number of votes cast in favor the action exceeds the number of votes cast in opposition to the action, unless a higher threshold is required under Nevada law or the Articles of Incorporation.

The Company’s By-Laws provide that, with the exception of the election of directors, the vote of the majority of shares shall decide any matter brought before the stockholders. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

Proxy Duration
Under Section 78.355 of the NRS, no proxy is valid after the expiration of six months from the date of its creation unless the stockholder specifies in it the length of time for which it is to continue in force, which may not exceed seven years from the date of its creation.

Under Section 212(b) of the DGCL, each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after 3 years from its date, unless the proxy provides for a longer period.

	GlyEco Nevada’s Articles of Incorporation and By-Laws do not change these statutory rules.	The Company’s Certificate of Incorporation and By-Laws do not change these statutory rules.
Quorum
Under Section 78.320 of the NRS, unless the NRS or a corporation’s articles of incorporation or bylaws provide for different proportions, a majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum for the transaction of business; and there is no minimum percentage for a quorum

Under Section 216 of the DGCL, subject to the DGCL in respect of the vote that shall be required for a specified action, the certificate of incorporation or bylaws of any corporation authorized to issue stock may specify the number of shares and/or the amount of other securities having voting power the holders of which shall be present or represented by proxy at any meeting in order to constitute a quorum for, and the votes that shall be necessary for, the transaction of any business, but in no event shall a quorum consist of less than 1/3 of the shares entitled to vote at the meeting, except that, where a separate vote by a class or series or classes or series is required, a quorum shall consist of no less than 1/3 of the shares of such class or series or classes or series. In the absence of such specification in the certificate of incorporation or bylaws of the corporation a majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at a meeting of stockholders and in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders.

A bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board of directors.

GlyEco Nevada’s Bylaws provide that a majority of the share entitled to vote shall constitute quorum
The Company’s Bylaws provide 51% of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. If less than a quorum of the outstanding shares is represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been

Stockholder Vote for Mergers and Other Corporate Reorganizations
In general, Nevada requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. So long as the surviving corporation is organized in Nevada, Nevada law does not generally require a stockholder vote of the surviving corporation in a merger if: (a) the plan of merger does not amend the existing articles of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of participating shares outstanding immediately before the merger.

In general, Delaware requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Delaware law does not generally require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

GlyEco Nevada’s Articles of Incorporation and By-Laws do not change these statutory rules.	GlyEco Nevada’s Articles of Incorporation and By-Laws do not change these statutory rules.

Stockholder Inspection Rights
Section 78.105 of the NRS sates that any person who has been a stockholder of record of a corporation for at least 6 months immediately preceding the demand, or any person holding, or thereunto authorized in writing by the holders of, at least 5 percent of all of its outstanding shares, upon at least 5 days’ written demand is entitled to inspect in person or by agent or attorney, during usual business hours, the records required by this section and make copies therefrom. Holders of voting trust certificates representing shares of the corporation must be regarded as stockholders for the purpose of this subsection. Every corporation that neglects or refuses to keep the records required to be open for inspection, as required in this subsection, shall forfeit to the State the sum of $25 for every day of such neglect or refusal.

In every instance where an attorney or other agent of the stockholder seeks the right of inspection, the demand must be accompanied by a power of attorney signed by the stockholder authorizing the attorney or other agent to inspect on behalf of the stockholder.

Under Delaware law, any stockholder or beneficial owner of shares may, upon written demand under oath stating the proper purpose thereof, either in person or by attorney, inspect and make copies and extracts from a corporation’s stock ledger, list of stockholders and its other books and records for any proper purpose.

	GlyEco Nevada’s Articles of Incorporation and By-Laws do not change these statutory rules.	GlyEco Nevada’s Articles of Incorporation and By-Laws do not change these statutory rules.

Indemnification of Officers and Directors and Advancement of Expenses; Limitation on Personal Liability
Indemnification
A Nevada corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding, if (i) he is not liable under Section 78.138 of the Nevada Revised Statutes, and (ii) acted in good faith” and in a manner he reasonably believed to be in and not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. However, with respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. A director or officer who is successful, on the merits or otherwise, in defense of any proceeding subject to the Nevada corporate statutes’ indemnification provisions must be indemnified by the corporation for reasonable expenses incurred in connection therewith, including attorneys’ fees.

Through, among other means, a majority vote of disinterested directors, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. With respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit is brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. A director or officer who is successful, on the merits or otherwise, in defense of any proceeding subject to the Delaware corporate statutes’ indemnification provisions shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

GlyEco Nevada’s Articles of Incorporation states that the corporation shall indemnify the permitted parties to the fullest extent of Nevada Law.
The Company’s Bylaws state that each director and officer of the corporation shall be indemnified by the corporation against all costs and expenses actually and necessarily incurred by him or her in connection with the defense of any action, suit or proceeding in which he or she may be involved or to which he or she may be made a party by reason of his or her being or having been such director or officer, except in relation to matters as to which he or she shall be finally adjudged in such action, suit or proceeding to be liable for negligence or misconduct in the performance of duty.

Advancement of Expenses
Under Nevada law, the articles of incorporation, by-laws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.

Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless provided otherwise in its certificate of incorporation or by-laws.

	GlyEco Nevada’s Articles of Incorporation and By-Laws do not address this matter.	The Company’s Certificate of Incorporation and By-Laws are silent regarding this.

Limitation on Personal Liability of Directors
Neither a director nor an officer of a Nevada corporation can be held personally liable to the corporation, its stockholders or its creditors unless the director or officer committed both a breach of fiduciary duty and such breach was accompanied by intentional misconduct, fraud, or knowing violation of law. Unlike Delaware law, Nevada law does not exclude breaches of the duty of loyalty, or instances where the director has received an improper personal benefit.

A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.

GlyEco Nevada’s Articles of Incorporation provides that, to the fullest extent permitted by Nevada law, no director or officer shall be personally liable to the corporation or any of its stockholders for damages for breach of fiduciary duty.

The Company’s Certificate of Incorporation provides that, to the fullest extent permitted by Delaware law, no director of The Company will be personally liable to The Company or its stockholders for monetary damages for breach of fiduciary duty as a director.

Dividends
Declaration and Payment of Dividends
Under Nevada law, a corporation may make distributions to its stockholders, including by the payment of dividends, provided that, after giving effect to the distribution, the corporation would be able to pay its debts as they become due in the usual course of business and the corporation’s total assets would not be less than the sum of its total liabilities plus any amount needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights of stockholders whose rights are superior to those receiving the distribution.

Under Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus (as defined in the DGCL), or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, only if the amount of capital of the corporation is greater than or equal to the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law sets forth certain restrictions on the purchase or redemption of its shares of capital stock, including that any such purchase or redemption may be made only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

	GlyEco Nevada’s Articles of Incorporation and By-Laws do not change the statutory rules.	The Company’s Certificate of Incorporation and By-Laws do not change the statutory rules.

Anti-Takeover Statutes
Business Combination Statute
Sections 78.411 through 78.444 of the Nevada Revised Statutes prohibit an interested stockholder from engaging in a business combination with a corporation for three years after the person first became an interested stockholder unless the combination or the transaction by which the person first became an interested stockholder is approved by the board of directors. If this approval is not obtained, then after the expiration of the three-year period, the business combination may be consummated if the combination is then approved by the affirmative vote of the holders of a majority of the outstanding voting power not beneficially owned by the interested stockholder or any affiliate or associate thereof. Alternatively, even without these approvals, a combination occurring more than three years after the person first became an interested stockholder may be permissible if specified requirements relating to the consideration to be received by disinterested stockholders are met, and the interested stockholder has not, subject to limited exceptions, become the beneficial owner of additional voting shares of the corporation. An interested stockholder is (i) a person that beneficially owns, directly or indirectly, ten percent or more of the voting power of the outstanding voting shares of a corporation, or (ii) an affiliate” or associate” (as those terms are defined in the statute) of the corporation who, at any time within the past three years, was an interested stockholder of the corporation. A Nevada corporation may adopt an amendment to its articles of incorporation expressly electing not to be governed by these provisions of the Nevada Revised Statutes, if such amendment is approved by the affirmative vote of a majority of the disinterested shares entitled to vote; provided, however, such vote by disinterested stockholders is not required to the extent the Nevada corporation is not subject to such provisions. Such an amendment to the articles of incorporation does not become effective until 18 months after the vote of the disinterested stockholders and does not apply to any combination with an interested stockholder who first became an interested stockholder on or before the effective date of the amendment.

Under Section 203 of the DGCL, a corporation that is listed on a national securities exchange is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation’s board of directors and by the holders of at least 66 2/3% of the corporation’s outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested stockholder. Delaware law defines an interested stockholder” generally as a person who owns 15% or more of the outstanding shares of a corporation’s voting stock. These provisions do not apply, among other exceptions, if (i) the corporation’s original certificate of incorporation contains a provision expressly electing not to be governed by these provisions, or (ii) the corporation, by action of its stockholders, adopts an amendment to its certificate of incorporation or by-laws expressly electing not to be governed by these provisions.

GlyEco Nevada’s Articles of Incorporation opt-out of the provisions of the Nevada Revised Statutes described above.	The Company’s Certificate of Incorporation and By-Laws do not expressly state that the corporation will not be governed by the provisions described above.

Control Share Acquisition Statute
Nevada law also limits the rights of persons acquiring a controlling interest in a Nevada corporation with 200 or more stockholders of record, at least 100 of whom have Nevada addresses appearing on the stock ledger of the corporation, and that does business in Nevada directly or through an affiliated corporation. Under Nevada law, an acquiring person who acquires a controlling interest in an issuing corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special or annual meeting of stockholders. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares. A controlling interest means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (i) one-fifth or more but less than one-third, (ii) one-third or more but less than a majority, or (iii) a majority or more of the voting power of the issuing corporation in the election of directors. Outstanding voting shares of an issuing corporation that an acquiring person acquires or offers to acquire in an acquisition and acquires within 90 days immediately preceding the date when the acquiring person became an acquiring person are referred to as control shares. The effect of the control share acquisition statute is, generally, to require a hostile bidder to put its offer to a stockholder vote or risk voting disenfranchisement.

Delaware does not have a control share acquisition statute.

GlyEco Nevada does not opt-out of this provision of Nevada law in its Articles of Incorporation or By-Laws.

Amendments to Charter and By-Laws
Amendments to Charter
Under Nevada law, subject to certain exceptions, in order for a corporation to amend its articles of incorporation, its board of directors must first adopt a resolution setting forth the amendment proposed and either call a special meeting of the stockholders entitled to vote on the amendment or direct that the proposed amendment be considered at the next annual meeting of the stockholders entitled to vote on the amendment. At the meeting, a vote of the stockholders entitled to vote must be taken for and against the proposed amendment. If any proposed amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, such amendment must be approved by the holders of shares representing a majority of the voting power of such class. Whenever the articles of incorporation require for action the vote of a greater number or proportion than is required by Nevada law, the provision of the articles of incorporation requiring such greater vote shall not be altered, amended or repealed except by such greater vote. If stockholders with voting power over a sufficient number of shares have voted in favor of the amendment, an officer of the corporation will sign a certificate setting forth the amendment, or setting forth the articles of incorporation as amended, and the vote by which the amendment was adopted. Finally, the signed certificate must be filed with the Secretary of State of the State of Nevada.

Similarly, under Delaware law, subject to certain exceptions, in order for a corporation to amend its certificate of incorporation, its board of directors must first approve such amendment and recommend such approval to the stockholders. Upon approval by the stockholders, the officers of the corporation shall sign a certificate setting forth the amendment and file such certificate with the Secretary of State of the State of Delaware.

	GlyEco Nevada’s Articles of Incorporation do not change the statutory rule.	The Company’s Certificate of Incorporation does not change the statutory rule.

Amendments to the Bylaws
Under Nevada law, unless otherwise prohibited by any by-law adopted by the stockholders, the directors may adopt, amend or repeal any by-law, including any by-law adopted by the stockholders. The articles of incorporation may grant the authority to adopt, amend or repeal by-laws exclusively to the directors.

Under Delaware law, the power to adopt, amend or repeal by-laws is granted to the stockholders entitled to vote. Although a Delaware corporation may also confer the power to adopt, amend or repeal by-laws upon its directors, the fact that such power has been so conferred upon the directors does not divest the stockholders of the power, nor limit their power to adopt, amend or repeal by-laws.

GlyEco’s Bylaws provide that new Bylaws may be adopted or the existing Bylaws may be repealed or amended by a vote or the written assent of either stockholders entitled to exercise a majority of the voting power of the corporation, or by a majority of the number of Directors authorized to conduct the business of the Corporation.

The Company’s Certificate of Incorporation and Bylaws provide that the board of directors is expressly authorized to make, alter or repeal the By-Laws of the corporation, subject to Delaware law and any limitation imposed by the By-Laws.

Anti-Takeover Effects of Certain Provisions of Nevada Law and
GlyEco Nevada’s Certificate of Incorporation and Bylaws

The SEC’s Release No. 34-15230 requires disclosure and discussion of the effects of any stockholder proposal that may be used as an anti-takeover device. Certain provisions of Nevada’s corporation law and GlyEco Nevada’s Certificate of Incorporation and Bylaws may have the effect of discouraging, delaying or preventing a change in control or an unsolicited acquisition proposal that a stockholder might consider favorable, including a proposal that might result in the payment of a premium over the market price for the shares held by stockholders. These provisions are summarized in the following paragraphs.

Change in Capitalization

GlyEco’s Articles of Incorporation provides for authorized capital of 300,000,000 shares of common stock, par value $0.0001 per share, and 40,000,000 shares of Preferred Stock, par value $0.0001 per share, none of which have been designated or issued and which shares constitute what is commonly referred to as “blank check” preferred stock, and which do not have any rights, privileges or preferences set forth in GlyEco Nevada’s Articles of Incorporation. The issuance of additional common stock and preferred stock may make it more difficult for, or prevent or deter a third party from acquiring control of GlyEco Nevada or changing its board of directors and management, as well as, inhibit fluctuations in the market price of GlyEco Nevada’s shares that could result from actual or rumored takeover attempts. Specifically, the ability to issue such “blank check” preferred stock could give the Board of Directors the ability to hinder or discourage any attempt to gain control of GlyEco Nevada by a merger, tender offer at a control premium price, proxy contest or otherwise. Notwithstanding the foregoing, the existence of “blank check” preferred stock may suppress the market price of GlyEco Nevada’s Common Stock since acquirers may be unwilling to pay a premium for GlyEco Nevada’s Common Stock.

Limitation of Director Liability and Bylaws

GlyEco Nevada’s Articles of Incorporation and Bylaws limit the liability of its directors and officers to the company and its stockholders to the fullest extent permitted by Nevada law. Specifically, GlyEco Nevada is permitted to adopt provisions in its Articles of Incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.

Indemnification Arrangements

GlyEco Nevada’s Articles of Incorporation Bylaws indemnify its officers and directors to the fullest extent permitted by Nevada law. The indemnification of directors and officers is authorized to cover judgments, amounts paid in settlement, and expenses arising out of non-derivative actions where the director or officer acted in good faith and in or not opposed to the best interests of the corporation, and, in criminal cases, where the director or officer had no reasonable cause to believe that his or her conduct was unlawful. Indemnification is required to the extent of a director’s or officer’s successful defense.

While it is possible that the management could use these provisions to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the stockholders, the Company did not intend to construct or enable any anti-takeover defense or mechanism on its behalf. The Company has no intent or plan to employ these provisions as anti-takeover devices and it does not have any plans or proposals to adopt any other provisions or enter into other arrangements that may have material anti-takeover consequences.

Certain Federal Income Tax Consequences of the Reincorporation and Par Value Decrease

The Company intends the Reincorporation to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Assuming the Reincorporation qualifies as a tax-free reorganization, the holders of the Company’s Common Stock will not recognize any gain or loss under the Federal tax laws as a result of the occurrence of the Reincorporation, and neither will the Company or GlyEco Nevada. Each stockholder will have the same basis in GlyEco Nevada’s Common Stock received as a result of the Reincorporation as that holder has in the corresponding Common Stock of the Company held at the time the Reincorporation occurs. Each holder’s holding period in GlyEco Nevada’s common stock received as a result of the Reincorporation will include the period during which such holder held the corresponding Common Stock of the Company at the time the Reincorporation occurs, provided the latter was held by such holder as a capital asset at the time of consummation of the Reincorporation.

The reduction in the stated par value of each share may result in a decrease in the valuation assigned to such shares compared to their current valuation.

This Information Statement only discusses U.S. federal income tax consequences and has done so only for general information. It does not address all of the federal income tax consequences that may be relevant to particular stockholders based upon individual circumstances or to stockholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This Information Statement does not address the tax consequences under state, local or foreign laws.

This discussion is based on the Internal Revenue Code, laws, regulations, rulings and decisions in effect as of the date of this Information statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.

You should consult your own tax advisor to determine the particular tax consequences to you of the Reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

Accounting Consequences Relating to this Corporate Action

We do not anticipate that any significant accounting consequences would arise as a result of the Reincorporation.

Appendices Relating to this Corporate Action

The form of the Reincorporation Merger Agreement of the Company into GlyEco Nevada, the Articles of Incorporation of GlyEco Nevada and the Bylaws of GlyEco Nevada are attached to this Information statement as Appendices A, B and C, respectively.

Termination, Abandonment or Amendment of the Reincorporation

We anticipate that the Reincorporation will become effective upon the filing of Certificate of Merger with the Delaware Secretary of State and Articles of Merger with the Nevada Secretary of State on Monday, November 21, 2011.  However, at any time before the effective date, the Company may abandon the Reincorporation for any reason whatsoever, notwithstanding the approval of the stockholders.  The Boards of Directors of the Company may amend the Plan of Merger at any time prior to filing it (or a certificate in lieu thereof) with the Secretaries of State of the States of Nevada and Delaware, provided that an amendment made subsequent to the adoption of the Plan of Merger by the stockholders of either corporation cannot: (i) alter or change the amount or kind of shares and/or rights to be received in exchange for or on conversion of all or any of the shares or any class or series thereof of such corporation; (ii) alter or change any provision of the certificate of incorporation of GlyEco to be effected by the Merger; or (iii) alter or change any of the terms or conditions of the Plan of Merger if such alteration or change would adversely affect the holders of any class or series of capital stock of any of the constituent companies.

Exchange of Stock Certificates

Following effectiveness of the Reincorporation in Nevada, all stock certificates which represented shares of the Company’s Common Stock shall represent ownership of GlyEco, Inc. Common Stock.  We will print new stock certificates and we will obtain a new CUSIP number for our Common Stock that reflects the name change and change in our Common Stock par value and state of incorporation, although stockholders will not be required to tender their old stock certificates for transfer.  However, to eliminate confusion in transactions in the Company’s securities in the over-the-counter market, management urges stockholders to surrender their old certificates in exchange for new certificates issued in the new name of the Company and has adopted a policy to facilitate this process.  Each stockholder will be entitled to submit his or her old stock certificates (any certificates issued prior to the effective date of the change in the Company’s state of incorporation) to the transfer agent of the Company, and to be issued in exchange therefore, new Common Stock certificates representing the number of shares of GlyEco, Inc. Common Stock which each stockholder is the record owner after giving effect to the Reincorporation, and for a period of 30 days after the effective date, the Company will pay on one occasion only for such issuance.  The Company will not pay for issuing stock certificates in the name of a person other than the name appearing on the old certificate or for the issuance of new stock certificates in excess of the number of old certificates submitted by a stockholder.  STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S).  The name and address of the Company’s registrar/transfer agent for the Common Stock is Olde Monmouth Stock Transfer, Inc., 200 Memorial Parkway, Atlantic Highlands NJ 07716.  Their telephone number is (732) 872-2727.

Securities Act Consequences

The shares of GlyEco, Inc. Common Stock to be issued in exchange for shares of the Company’s Common Stock are not being registered under the Securities Act.  In that regard, the Company and GlyEco, Inc. are relying on Rule 145(a)(2) under the Securities Act, which provides that a merger which has “as its sole purpose” a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act.  Pursuant to Rule 145 under the Securities Act, the merger of the Company into GlyEco, Inc. and the issuance of shares of Common Stock in the Nevada corporation in exchange for the shares of the Common Stock of the Delaware corporation is exempt from registration under the Securities Act, since the purpose of the transaction is a change of our domicile within the United States.  The effect of the exemption is that the shares of our Common Stock as a result of the Reincorporation may be resold by the former stockholders without restriction to the same extent that such shares may have been sold before the effectiveness of the Reincorporation.

Regulatory Approvals

Except as otherwise disclosed herein, there are no federal or state regulatory requirements that must be complied with or approval that must be obtained in connection with the transaction.

Interest of Certain Persons in Matters to be Acted upon

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed move or in any action covered by the related resolutions adopted by the Board of Directors, which is not shared by all other stockholders.

APPRAISAL RIGHTS

Holders of our Common Stock do not have appraisal or dissenter’s rights under DGCL in connection with the Reincorporation.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth information relating to the beneficial ownership of the Company Common Stock by (i) stockholders beneficially holding more than 5% of the Company's voting capital stock, (ii) the Company's directors and executive officers, and (iii) all of the Company's directors and executive officers as a group as of the Record Date.

Name and Title of Stockholder	Common Stock Beneficially Owned	Percentage of Total Votes Outstanding (1)
Ralph M. Amato, President, CEO, Treasurer, Chairman	70,000,000	95.85%
Directors and Officers as a Group (1 person)	70,000,000	95.85%

(1)	Based on 73,034,283 shares of Common Stock, par value $0.01 per share, issued and outstanding as of the date of the Record Date.

(2)	Business address of Mr. Amato is c/o Environmental Credits, Ltd., 5782 Caminito Empresa, La Jolla, California 92037.

EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by us, including expenses in connection with the preparation and mailing of this Information Statement and all related materials. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward this Information Statement to the beneficial owners of our Common Stock held of record by such person and that we will reimburse them for their reasonable expenses incurred in connection therewith. Additional copies of this Information Statement may be obtained at no charge by writing us at Environmental Credits, Ltd., 5782 Caminito Empresa, La Jolla, California 92037, Attn: Ralph M. Amato, President.

ADDITIONAL INFORMATION

We file annual, quarterly and current reports, information statements, and registration statements with the SEC. These filings are available to the public over the Internet at the SEC's website at http://www.sec.gov. You may also read and copy any document we file with the SEC without charge at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities

DISSENTER’S RIGHTS OF APPRAISAL

The stockholders have no dissenter’s rights under the Delaware General Corporation Law, Certificate of Incorporation consistent with above or By-Laws to dissent from any of the Corporate Actions adopted.

By Order of the Board of Directors,

October 31, 2011	By:	/s/ Ralph M. Amato
Ralph M. Amato
President

Appendix A

AGREEMENT AND PLAN OF MERGER
OF
ENVIRONMENTAL CREDITS, LTD.
(a Delaware corporation)
AND
GLYECO, INC.
(a Nevada corporation)

AGREEMENT AND PLAN OF MERGER entered into on October 31, 2011 by Environmental Credits, Ltd., a Delaware corporation (the "Company"), and approved by resolution adopted by its Board of Directors and majority stockholders on October 20, 2011, and entered into on October 31, 2011 by GlyEco, Inc., a Nevada corporation ("Merger Sub"), and approved by resolution adopted by its Board of Directors on said date.

WHEREAS, the Company is a business corporation of the State of Delaware;

WHEREAS, Merger Sub is a business corporation of the State of Nevada;

WHEREAS, Merger Sub is the wholly-owned subsidiary of the Company:

WHEREAS, the Delaware General Corporation Law (the “DGCL”) permits a merger of a business corporation of the State of Delaware with and into a business corporation of another jurisdiction;

WHEREAS, the Company does not intend to carry on any business except the business necessary to wind up and liquidate its business and affairs by means of a merger with and into a business corporation of the State of Nevada; and

WHEREAS, The Company and Merger Sub and the respective Boards of Directors thereof declare it advisable and to the advantage, welfare, and best interests of said corporations and their respective stockholders to merge the Company with and into Merger Sub (the “Merger”) pursuant to the provisions of the DGCL and pursuant to the provisions of the Nevada Revised Statutes (the “NRS”) upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by the Company and approved by a resolution adopted by its Board of Directors and being thereunto duly entered into by Merger Sub and approved by a resolution adopted by its Board of Directors, the Merger and the terms and conditions thereof and the mode of carrying the same into effect, are hereby determined and agreed upon as hereinafter in this Agreement and Plan of Merger set forth.

1.          The Company shall, pursuant to the provisions of the DGCL and to the provisions of the NRS, be merged with and into Merger Sub, which shall be the surviving corporation from and after the effective time of the Merger and which is sometimes hereinafter referred to as the "surviving corporation,” and which shall continue to exist as said surviving corporation under the name GlyEco, Inc. pursuant to the provisions of the NRS. The separate existence of the Company, which is sometimes hereinafter referred to as the "terminating corporation," shall cease at said effective time in accordance with the provisions of the DGCL.

2.          The present Articles of Incorporation of Merger Sub will be the Articles of Incorporation of the surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the NRS.

3.          The present By-Laws of Merger Sub will be the By-Laws of the surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Nevada Revised Statutes.

4.          The directors and officers in office of Merger Sub at the effective time of the Merger shall be the members of the Board of Directors and the officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of the surviving corporation.

5.          Each issued share of the common stock of the terminating corporation shall, from and after the effective time of the Merger, be converted into one (1) share of the common stock of the surviving corporation. The surviving corporation shall not issue any certificate or scrip representing a fractional share of common stock but shall instead issue one (1) full share for any fractional interest arising from the Merger.

6.          The class of preferred stock designated as Series A Preferred Stock of the terminating corporation, of which none are issued and outstanding as of the date of this Agreement and Plan of Merger, shall automatically be terminated upon the consummation of the Merger.

7.          Stockholders of the terminating corporation shall continue to have rights to notices, distributions or voting with respect to the surviving corporation, and shall receive certificates representing shares of the surviving corporation upon tender of certificates representing shares of the terminating corporation for exchange.

8.          Except to the extent otherwise provided in the terms of outstanding options, warrants or other rights to purchase, or securities convertible into or exchangeable for common stock of the terminating corporation, each outstanding option, warrant or other right to purchase, and each outstanding security convertible into or exchangeable for common stock shall be converted into an option, warrant or other right to purchase, or security convertible into or exchangeable for common stock of the surviving corporation on the basis of one (1) share of the common stock of the surviving corporation for each share of common stock of the terminating corporation. The exercise price or conversion ratio set forth in such option, warrant or other right to purchase, or security convertible into or exchangeable for common stock of the surviving corporation shall be ratably adjusted so that the total exercise or conversion price shall be the same as under the option, warrant, or other right to purchase, or security convertible into or exchangeable for common stock of the terminating corporation.

9.          In the event that this Agreement and Plan of Merger shall have been fully approved and adopted upon behalf of the terminating corporation in accordance with the provisions of the DGCL and upon behalf of the surviving corporation in accordance with the provisions of the Nevada Revised Statutes, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of Delaware and by the laws of the State of Nevada, and that they will cause to be performed all necessary acts within the State of Delaware and the State of Nevada and elsewhere to effectuate the Merger herein provided for.

10.        The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement and Plan of Merger or of the Merger herein provided for.

11.        The effective time of this Agreement and Plan of Merger, and the time at which the Merger herein agreed shall become effective in the State of Delaware and the State of Nevada, shall be on the last to occur of:

(a) the approval of this Agreement and Plan of Merger by the stockholders of the terminating corporation in accordance with the DGCL; or

(b) the date this Agreement and Plan of Merger, or a certificate of merger meeting the requirements of the Nevada Revised Statutes, is filed with the Secretary of State of the State of Nevada; or

(c) the date this Agreement and Plan of Merger, or a certificate of merger meeting the requirements of the Delaware Revised Statutes, is filed with the Secretary of State of the State of Delaware.

12.        Notwithstanding the full approval and adoption of this Agreement and Plan of Merger, the said Agreement and Plan of Merger may be terminated at any time prior to the filing thereof with the Secretary of State of the State of Nevada.

13.        Notwithstanding the full approval and adoption of this Agreement and Plan of Merger, the said Agreement and Plan of Merger may be amended at any time and from time to time prior to the filing thereof with the Secretary of State of the State of Delaware and at any time and from time to time prior to the filing of any requisite merger documents with the Secretary of State of the State of Nevada except that, without the approval of the stockholders of the Company and the stockholders of Merger Sub, no such amendment may (a) change the rate of exchange for any shares of the Company or the types or amounts of consideration that will be distributed to the holders of the shares of stock of The Company; (b) any term of the Articles of Incorporation of the surviving corporation; or (c) adversely affect any of the rights of the stockholders of the Company or Merger Sub.

IN WITNESS WHEREOF, this Agreement and Plan of Merger is hereby executed upon behalf of each of the constituent corporations parties hereto.

Dated:   October 31, 2011

ENVIRONMENTAL CREDITS, LTD. a Delaware corporation By: /s/ Ralph M. Amato Name: Ralph M. Amato Title: President and Chief Executive Officer

GLYECO, INC. a Nevada corporation By: /s/ Ralph M. Amato Name: Ralph M. Amato Title: President and Chief Executive Officer

Appendix B

ARTICLES OF INCORPORATION
OF
GLYECO, INC.

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, being at least eighteen (18) years of age and acting as the incorporator of the Corporation hereby being formed under and pursuant to the laws of the State of Nevada, does hereby certify that:

ARTICLE I - NAME

The exact name of this Corporation is: GlyEco, Inc.

ARTICLE II - REGISTERED OFFICE AND RESIDENT AGENT

The resident agent and registered office address of the Corporation is

InCorp Services, Inc.
2360 Corporate Circle, Suite 400
Henderson, NV 89074-7722

ARTICLE III - DURATION

The Corporation shall have perpetual existence.

ARTICLE IV - PURPOSES

The purpose, object, and nature of the business for which this Corporation is organized are to: (a) engage in any lawful activity; (b) carry on such business as may be necessary, convenient, or desirable to accomplish the above purposes; and (c) do all other things incidental thereto which are not forbidden by law or by these Articles of Incorporation.

 ARTICLE V - CAPITAL STOCK

Section 1.  Authorized Shares.  The total number of shares which this Corporation is authorized to issue is 300,000,000 shares of common stock having a par value of $0.0001 per share, and 40,000,000 shares of “blank check” preferred stock having a par value $0.0001 per share. The Board of Directors of the Corporation is vested with the right, without obtaining stockholder approval thereof, to prescribe one or more classes or series of preferred stock and the authorized number of each class or series of preferred stock and the voting powers, designations, preferences, limitations, restrictions, and relative rights of each class or series of preferred stock.

Section 2.  Voting Rights of Stockholders.  Each holder of the common stock shall be entitled to one vote for each share of common stock standing in his name on the books of the Corporation.

Section 3.  Consideration for Shares.  The common stock shall be issued for such consideration as shall be fixed from time to time by the Board of Directors.  In the absence of fraud, the judgment of the Board of Directors as to the value of any property or services received in full or partial payment for shares shall be conclusive.  When shares are issued upon payment of the consideration fixed by the Board of Directors, such shares shall be taken to be fully paid stock and shall be non-assessable.  These Articles of Incorporation shall not be amended in this particular.

Section 4.  Stock Rights and Options.  The Corporation shall have the power to create and issue rights, warrants, or options entitling the holders thereof to purchase from the Corporation any shares of its capital stock of any class or classes, upon such terms and conditions and at such times and prices as the Board of Directors may provide, which terms and conditions shall be incorporated in an instrument or instruments evidencing such rights.  In the absence of fraud, the judgment of the Board of Directors as to the adequacy of consideration for the issuance of such rights or options and the sufficiency thereof shall be conclusive.

Section 5. Decrease in Issued and Outstanding Shares.  The Board of Directors of the Corporation is vested with the right to decrease the number of issued and outstanding shares of common stock and/or preferred stock, as the case may be, without the approval of stockholders under § 78.2055 of the Nevada Revised Statutes (“NRS”).

Section 6. Change in Number of Authorized Shares of Class or Series.  The Board of Directors of the Corporation is vested with the right to change the number of shares of a class or series, if any, of its authorized stock by increasing or decreasing the number of authorized shares of the class or series and correspondingly increasing or decreasing the number of issued and outstanding shares of the same class or series held by each stockholder of record at the effective date and time of the change, may, except as otherwise provided in NRS § 78.207(2) and (3), without obtaining the approval of the stockholders.  The Board of Directors may also, without stockholder approval, change the par value of Corporation’s capital stock of the same class or series of the shares increased or decreased.  After the effective date and time of the change, the Corporation may issue its stock in accordance therewith.

ARTICLE VI - MANAGEMENT

For the management of the business, and for the conduct of the affairs of the Corporation, and for the future definition, limitation, and regulation of the powers of the Corporation and its directors and stockholders, it is further provided:

 Section 1.  Size of Board.  The initial number of the Board of Directors shall be one (1).  Thereafter, the number of directors shall be as specified in the Bylaws of the Corporation, and such number may from time to time be increased or decreased in such manner as prescribed by the Bylaws.  The name and business address of the Corporation’s initial Director is: Ralph M. Amato, 2360 Corporate Circle, Suite 400, Henderson, NV 89074-7722.

Section 2.  Powers of Board.  In furtherance and not in limitation of the powers conferred by the laws of the State of Nevada, the Board of Directors is expressly authorized and empowered:

(a)  To make, alter, amend, and repeal the Bylaws, subject to the power of the stockholders to alter or repeal the Bylaws made by the Board of Directors;

(b)  Subject to the applicable provisions of the Bylaws then in effect, to determine, from time to time, whether and to what extent, and at what times and places, and under what conditions and regulations, the accounts and books of the Corporation, or any of them, shall be open to stockholder inspection.  No stockholder shall have any right to inspect any of the accounts, books, or documents of the Corporation, except as permitted by law, unless and until authorized to do so by resolution of the Board of Directors or the stockholders of the Corporation;

(c)  To authorize and issue, without stockholder consent, obligations of the Corporation, secured and unsecured, under such terms and conditions as the Board of Directors, in its sole and absolute discretion, may determine, and to pledge or mortgage, as security therefore, any real or personal property of the Corporation, including after-acquired property;

(d)  To determine whether any and, if so, what part of the earned surplus of the Corporation shall be paid in dividends to the stockholders, and to direct and determine other use and disposition of any such earned surplus;

(e)  To fix, from time to time, the amount of the profits of the Corporation to be reserved as working capital or for any other lawful purpose;

(f)  To establish bonus, profit-sharing, stock option, or other types of incentive compensation plans for the employees, including officers and directors, of the Corporation, and to fix the amount of profits to be shared or distributed, and to determine the persons to participate in any such plans and the amount of their respective participations.

(g)  To designate, by resolution or resolutions passed by a majority of the whole Board of Directors, one or more committees, each consisting of two or more directors, which, to the extent permitted by law and authorized by the resolution or the Bylaws, shall have and may exercise the powers of the Board;

(h)  To provide for the reasonable compensation of its own members by Bylaw, and to fix the terms and conditions upon which such compensation will be paid;

(i)  In addition to the powers and authority hereinbefore, or by statute, expressly conferred upon it, the Board of Directors may exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the laws of the State of Nevada, of these Articles of Incorporation, and of the Bylaws of the Corporation.

Section 3.  Interested Directors.  No contract or transaction between this Corporation and any of its directors, or between this Corporation and any other Corporation, firm, association, or other legal entity shall be invalidated by reason of the fact that the director of the Corporation has a direct or indirect interest, pecuniary or otherwise, in such Corporation, firm, association, or legal entity, or because the interested director was present at the meeting of the Board of Directors which acted upon or in reference to such contract or transaction, or because he participated in such action, provided that: (1)  the interest of each such director shall have been disclosed to or known by the Board of Directors and a disinterested majority of the Board of Directors shall have, nonetheless, ratified and approved such contract or transaction (such interested director or directors may be counted in determining whether a quorum is present for the meeting at which such ratification or approval is given); or (2) the conditions of NRS § 78.140 are met.

ARTICLE VII - PLACE OF MEETING; CORPORATE BOOKS

Subject to the laws of the State of Nevada, the stockholders and the directors shall have power to hold their meetings, and the directors shall have power to have an office or offices and to maintain the books of the Corporation, outside the State of Nevada, at such place or places as may from time to time be designated in the Bylaws or by appropriate resolution.

ARTICLE VIII - AMENDMENT OF ARTICLES

Section 1. Amendments. Except with respect to amending the non-assessability of shares pursuant to Section 3 of Article V hereof, this Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation or its Bylaws in the manner now or thereafter prescribed by statute or by these Articles of Incorporation or by the Corporation’s Bylaws, and all rights conferred upon the stockholders are granted subject to this reservation.

Section 2. Amendment to Articles of Incorporation to Change the Corporation’s Name. The Board of Directors, without the approval of the stockholders, may amend the Articles of Incorporation to change the name of the Corporation to any name that conforms with any business or industry that the Board of Directors determines that the Corporation should engage in or which conforms with the name or names of any properties, businesses or companies acquired by the Corporation.

Section 3. Re-Capitalization Affecting Outstanding Securities. The Board of Directors, without the approval of the stockholders, may adopt any re-capitalization affecting the outstanding securities of the Corporation by effecting a forward or reverse split of all of the outstanding securities of the Corporation, with appropriate adjustments to the Corporation’s capital accounts.

ARTICLE IX - INCORPORATOR

The name and address of the incorporator signing these Articles of Incorporation are as follows:

Doug Ansell
c/o InCorp Services, Inc.
2360 Corporate Circle, Suite 400
Henderson, NV 89074-7722

ARTICLE X - LIMITED LIABILITY OF OFFICERS AND DIRECTORS

Except as hereinafter provided, the officers and directors of the Corporation shall not be personally liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer.  This limitation on personal liability shall not apply to acts or omissions which involve intentional misconduct, fraud, knowing violation of law, or unlawful distribution prohibited by NRS § 78.300.

ARTICLE XI – INDEMNIFICATION OF OFFICERS AND DIRECTORS

Section 1. The Corporation shall indemnify, to the fullest extent permitted by the Nevada Revised Statutes, any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, except an action by or in the right of the Corporation, by reason of the fact that the person is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by the person in connection with the action if the person:

(a) Is not liable pursuant to NRS § 78.138; or

(b) Acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful.

The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person is liable pursuant to NRS § 78.138 or did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, or that, with respect to any criminal action or proceeding, he or she had reasonable cause to believe that the conduct was unlawful.

Section 2.  The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another Corporation, partnership, joint venture, trust, or other enterprise against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by the person in connection with the action if the person:

(a)  Is not liable pursuant to NRS § 78.138; or

(b) Acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation.

Indemnification may not be made for any claim, issue, or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

Section 3.  To the extent that a director, officer, employee, or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Sections 1 and 2 of this Article XI, or in defense of any claim, issue, or matter therein, the Corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense.

ARTICLE XII – TRANSACTIONS WITH STOCKHOLDERS

Section 1.  Combinations with Interested Stockholders. The Corporation elects not to be governed by the provisions of NRS § 78.411 through NRS § 78.444, inclusive, of the Nevada Revised Statutes.

IN WITNESS WHEREOF, the undersigned incorporator has executed these Articles of Incorporation as of October 20, 2011.

By:
Doug Ansell, Incorporator

Appendix C
BYLAWS
OF
GLYECO, INC.

ARTICLE I: OFFICES

1.1	REGISTERED OFFICE

The registered office of GlyEco, Inc. (the “Corporation”) shall be in the City of Carson City, County of Carson City, State of Nevada.

1.2	ADDITIONAL OFFICES

The Corporation may also have offices at such other places both within and without the State of Nevada as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II: STOCKHOLDERS' MEETINGS

2.1	ANNUAL MEETINGS

Regular meetings of the stockholders of this Corporation may be held at the discretion of the Board of Directors on an annual or less frequent periodic basis on such date and at such time and place as may be designated by the Board of Directors in the notice of meeting.  At regular meetings, the stockholders shall elect a Board of Directors and transact such other business as may be appropriate for action by stockholders.  If a regular meeting of stockholders has not been held for a period of fifteen (15) months, one or more stockholders entitled to vote may call a regular meeting of stockholders by delivering to the President or Treasurer a written demand for a regular meeting.  Within thirty (30) days after the receipt of such written demand by the President or Treasurer, the Board of Directors shall cause a regular meeting of stockholders to be called and held on notice no later than ninety (90) days after the receipt of written demand, all at the expense of the Corporation.

2.2	SPECIAL MEETINGS

Special meetings of the stockholders for any purpose may be called at any time by the President, or by the Board of Directors, or by any two or more members thereof, or by one or more stockholders holding not less than twenty-five percent (25%) of the voting power of the Corporation.  Such meetings shall be held at the principal office of the Corporation or at such other place within or without the State of Nevada as may be designated in the notice of meeting.  No business shall be transacted at any special meeting of the stockholders except as is specified in the notice calling for such special meeting.

2.3	NOTICE OF MEETINGS

2.3.1 Notices of meetings, annual or special, to stockholders entitled to vote shall be given in writing and signed by the President or a Vice-President or the Secretary or the Assistant Secretary, or by any other natural person designated by the Board of Directors.

            2.3.2 Such notices must be delivered personally, mailed postage prepaid or electronically (as provided by subsection 8 of NRS § 78.370) to each stockholder of record entitled to vote at the meeting not less than 10 nor more than 60 days before the meeting. If mailed, it must be directed to the stockholder at his or her address as it appears upon the records of the Corporation, and upon the mailing of any such notice the service thereof is complete, and the time of the notice begins to run from the date upon which the notice is deposited in the mail for transmission to the stockholder. Personal delivery of any such notice to any officer of a corporation or association, to any member of a limited-liability company managed by its members, to any manager of a limited-liability company managed by managers, to any general partner of a partnership or to any trustee of a trust constitutes delivery of the notice to the corporation, association, limited-liability company, partnership or trust.

2.3.3 Notice of any meeting of stockholders shall specify the place, the day, and the hour of the meeting, and in case of a special meeting, shall state the purpose(s) for which the meeting is called.

2.3.4 When a meeting is adjourned to another time, date, or place, notice of the adjourned meeting need not be given if announced at the meeting at which the adjournment is given.

2.3.5 Any stockholder may waive notice of any meeting by written notice signed by him, or his duly authorized attorney, either before or after the meeting.

2.3.6 No notice is required for matters handled by the consent of the stockholders pursuant to NRS § 78.320.

2.3.7 No notice is required of the annual stockholders meeting, or other notices, if two annual stockholder notices are returned to the Corporation undelivered pursuant to NRS § 78.370(7).

2.4	CONSENT TO STOCKHOLDER MEETINGS AND ACTION WITHOUT MEETING

2.4.1 Any meeting is valid wherever held by the written consent of all persons entitled to vote thereat, given either before or after the meeting.

2.4.2 The transactions of any meeting of stockholders, however called and noticed, shall be valid as though if taken at a meeting duly held after regular call and notice if a quorum be present either in person or by proxy, and if, either before or after the meeting, each of the stockholders entitled to vote, not present in person or by proxy, signs a written waiver of notice, or consent to the holding of such meeting, or an approval of the minutes thereof.

2.4.3 Any action that could be taken by the vote of stockholders at a meeting, may be taken without a meeting if authorized by the written consent of stockholders holding at least a majority of the voting power (NRS § 78.320), and any actions at meetings not regularly called shall be effective subject to the ratification and approval provisions of NRS § 78.325.

2.4.4 All such waivers, consents, or approvals shall be filed with the corporate records, or made a part of the minutes of the meeting.

2.5	QUORUM

The holders of at least a majority of the shares entitled to vote thereat, present in person or by proxy, shall constitute a quorum for the transaction of business.

2.6	VOTING RIGHTS

Except as may be otherwise provided in the Corporation’s Articles of Incorporation, in these Bylaws, or by the laws of the State of Nevada, each stockholder shall be entitled to one (1) vote for each share of voting stock registered in his name on the books of the Corporation, and the affirmative vote of a majority of voting shares represented at a meeting and entitled to vote thereat shall be  necessary for the adoption of a motion or for the determination of all questions and business which shall come before the meeting.

2.7	PROXIES

Subject to the limitation of NRS § 78.355, every person entitled to vote or to execute consents may do so either in person or by proxy executed by the person or by his duly authorized agent.

ARTICLE III: DIRECTORS – MANAGEMENT

3.1	POWERS

Subject to the limitations set forth in the Articles of Incorporation, these Bylaws, and the laws of the State of Nevada as to action to be authorized or approved by the stockholders, all corporate powers shall be exercised by or under authority of, and the business and affairs of this Corporation shall be controlled by, the Board of Directors.

3.2	ELECTION AND TENURE OF OFFICE

The number of Directors which shall constitute the whole Board of Directors shall be at least one (1).  The number of Directors may from time to time be increased to not more than nine (9) by action of the Board of Directors.

The name and business address of the Corporation’s initial Director is Ralph M. Amato, 5762 Caminito Empresa, La Jolla, California 92037.

The Directors shall be elected at the corresponding annual meeting of stockholders and, except as provided in Section 3.3 of these Bylaws, each Director elected shall hold office until his or her successor is elected and qualified.  Directors need not be stockholders.  A Director need not be a resident of the State of Nevada.

3.3	REMOVAL AND RESIGNATION

3.3.1 Any Director may be removed either with or without cause, and for any reason or for no reason, as provided by NRS § 78.335 by the vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote..

3.3.2 Any Director may resign at any time by giving written notice to the Board of Directors or to the President, or to the Secretary of the Corporation.  Any such resignation shall take effect at the date of the receipt of such notice or any later time specified therein; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

3.4	VACANCIES

Vacancies in the Board of Directors may be filled by a majority of the remaining Directors, although such action by less than a quorum or by a sole remaining Director shall be adequate, and each Director so elected shall hold office until his successor is elected at an annual meeting of stockholders or at a special meeting called for that purpose.

3.5	PLACE OF MEETINGS AND MEETINGS BY TELEPHONE

Meetings of the Board of Directors may be held at any place within or without the State of Nevada that has been designated by the Board of Directors.  In the absence of such designation, meetings shall be held at the principal office of the Corporation.  Any meeting, regular or special, may be held by conference telephone or similar communication equipment, and all such Directors shall be deemed to be present in person at the meeting, so long as all Directors participating in the meeting can hear one another.

3.6	ANNUAL ORGANIZATIONAL MEETINGS

The annual organizational meetings of the Board of Directors shall be held immediately following the adjournment of the annual meetings of the stockholders.  No notice of such meetings need be given.

3.7	OTHER REGULAR MEETINGS

There shall be no requirement for the Board of Directors to hold regular meetings, other than the annual organizational meeting.

3.8	SPECIAL MEETINGS – NOTICES

3.8.1 Special meetings of the Board of Directors for any purpose shall be called at any time by the President or if he is absent or unable or refuses to act, by any Vice President or by any two Directors.

3.8.2 Written notice of the time and place of special meetings of the Board of Directors shall be delivered personally or by electronic mail (when directed to an electronic mail address at which the Director has consented to receive notice) to each Director or sent to each Director by mail or other form of written communication at least forty-eight (48) hours before the meeting.  Notice of the time and place of holding an adjourned meeting need not be given to absent Directors if the time and place are fixed at the meeting adjourned.

3.9	CONSENT TO DIRECTORS MEETINGS AND ACTION WITHOUT MEETING

3.9.1 Any meeting is valid wherever held by the written consent of all persons entitled to vote thereat, given either before or after the meeting.

3.9.2 The transactions of any meetings of the Board of Directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if all the Directors are present, or if a quorum is present and either before or after the meeting, each of the Directors not present signs a written waiver of notice, a consent to the holding of the meeting, or an approval of the minutes thereof.

3.9.3 Any action required or permitted to be taken by the Board of Directors may be taken without a meeting, if all members of the Board shall individually or collectively consent in writing to such action.  Such action by written consent shall have the same force and effect as a unanimous vote of the Board of Directors.

3.9.4 All such waivers, consents, or approvals shall be filed with the corporate records or made part of the minutes of the meeting.

3.10	QUORUM AND VOTING RIGHTS

So long as the Board of Directors is composed of one or two Directors, one of the authorized Directors constitutes a quorum for the transaction of business.  If there are three or more Directors, a majority thereof shall constitute a quorum.  Except as may be otherwise provided in the Corporation’s Articles of Incorporation, Bylaws, or by the laws of the State of Nevada, the affirmative vote of a majority of Directors represented at a meeting and entitled to vote thereat shall be necessary for the adoption of a motion or resolution or for the determination of all questions and business which shall come before the meeting.

3.11	COMPENSATION

Directors may receive such reasonable compensation for their services as Directors and such reimbursement for expenses incurred in attending meetings as may be fixed from time to time by resolution of the Board of Directors.  No such payment shall preclude a Director from serving in any other capacity and receiving compensation therefor.

ARTICLE IV: OFFICERS

4.1	OFFICERS

The Board of Directors shall appoint a President, a Secretary, and a Treasurer.  The Board of Directors, in its sole and absolute discretion, may also appoint a Chairman of the Board, a Chief Executive Officer, a Chief Financial Officer, one or more Vice Presidents and such other officers and assistant officers as it shall from time to time deem proper.  Any two or more offices may be held by the same person.  The Board of Directors may choose not to fill any of the other officer positions for any period.

4.2	APPOINTMENT AND TERM OF OFFICE

The officers of the corporation shall be appointed by the Board of Directors at the first meeting of the Directors.  If the appointment of officers shall not be held at such meeting, such appointment shall be held as soon thereafter as conveniently may be.  Each officer shall hold office until a successor shall have been duly appointed and qualified or until the officer's death or until the officer resigns or is removed in the manner hereinafter provided.

4.3	REMOVAL

Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors at any time and for any reason or for no reason.  Election or appointment of an officer or agent will not of itself create contract rights and will not affect such person’s appointment, if any, as a Director of the Corporation.

4.4	VACANCIES

A vacancy in any office because of death, resignation, removal, disqualification, or otherwise, may be filled by the Board of Directors.

4.5	CHAIRMAN OF THE BOARD

The Chairman of the Board, if there be such an office, shall, if present, preside at all meetings of the Board of Directors and meetings of the stockholders, and exercise and perform such other powers and duties as may be from time to time assigned to the Chairman by the Board of Directors. In the event that there is no Chairman of the Board designated or present, the Secretary of the Board of Directors shall preside over the meeting, or if there is no Secretary of the Board of Directors designated or present at the meeting, the Directors present at any meeting of the Board of Directors shall designate a Director of their choosing to serve as temporary chair to preside over the meeting.

4.6	CHIEF EXECUTIVE OFFICER

Subject to the control of the Board of Directors and such supervisory powers, if any, as may be given by the Board of Directors to another person or persons, the powers and duties of the Chief Executive Officer shall be: to act as the general manager and, subject to the control of the Board of Directors, to have general supervision, direction and control of the business and affairs of the Corporation; to see that all orders and resolutions of the Board of Directors are carried into effect; to maintain records of and, whenever necessary, certify all proceedings of the Board of Directors and the stockholders; and to affix the signature of the Corporation to all deeds, conveyances, mortgages, guarantees, leases, obligations, bonds, certificates, and other papers and instruments in writing which have been authorized by the Board of Directors or which, in the judgment of the Chief Executive Officer, should be executed on behalf of the Corporation; to sign certificates for the Corporation's shares; and, subject to the direction of the Board of Directors, to have general charge of the property of the Corporation and to supervise and control all officers, agents and employees of the Corporation.

4.7	CHIEF FINANCIAL OFFICER OR TREASURER

Subject to the control of the Board of Directors and such supervisory powers, if any, as may be given by the Board of Directors to another person or persons, the powers and duties of the Chief Financial Officer or Treasurer shall be to: keep accurate financial records for the Corporation; deposit all money, drafts, and checks in the name of and to the credit of the Corporation in the banks and depositories designated by the board of directors; endorse for deposit all notes, checks, drafts received by the Corporation as ordered by the Board of Directors, make proper vouchers therefore; disburse corporate funds and issue checks and drafts in the name of the Corporation, as ordered by the Board of Directors; render to the Chief Executive Officer and the Board of Directors, whenever requested, an account of all transactions by the Chief Financial Officer and the financial condition of the Corporation; and perform all other duties prescribed by the Board of Directors or the Chief Executive Officer.

4.8	PRESIDENT

Unless otherwise determined by the Board of Directors, the President shall be the Chief Executive Officer of the Corporation.  If an officer other than the President is designated as the Chief Executive Officer, the President shall perform such duties as may from time to time be assigned by the Board of Directors.  The President shall have the duty to call meetings of the stockholders or Board of Directors, as set forth in Section 3.8.1 above, to be held at such times and, subject to the limitations prescribed by law or by these Bylaws, at such places as the President shall deem proper.

4.9	VICE PRESIDENTS

In the absence of the President or in the event of the President's death, inability, or refusal to act, the Vice President (or in the event there shall be more than one Vice President, the Vice Presidents in the order designated at the time of their appointment, or in the absence of any designation then in the order of their appointment) shall perform the duties of the President, and when so acting shall have all the powers of and be subject to all the restrictions upon the President; and shall perform such other duties as from time to time may be assigned to the Vice President by the President or by the Board of Directors.  In the event there are no Vice Presidents, the Board of Directors may designate a member of the Board of Directors or another officer of the Corporation to serve in such capacity until a new President is appointed.

4.10	SECRETARY

The Secretary shall: (a) prepare the minutes of the stockholders' and Board of Directors' meetings and keep them in one or more books provided for that purpose; (b) authenticate such records of the Corporation as shall from time to time be required; (c) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (d) be custodian of the corporate records and of the corporate seal, if any, and see that the seal of the Corporation, if any, is affixed to all documents the execution of which on behalf of the Corporation under its seal is duly authorized; (e) keep a register of the post office and email addresses of each stockholder; (f) if requested, sign with the President certificates for shares of the Corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (g) have general charge of the stock transfer books of the Corporation; and (h) in general, perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to the Secretary by the Chief Executive Officer or the Board of Directors.

4.11	DELEGATION OF AUTHORITY

The Board of Directors may from time to time delegate the powers of any officer to any other officer or agent, notwithstanding any provision hereof, except as may be prohibited by law.

4.12	COMPENSATION

Officers shall be awarded such reasonable compensation for their services and provisions made for their expenses incurred in attending to and promoting the business of the Corporation as may be fixed from time to time by resolution of the Board of Directors.

ARTICLE V: COMMITTEES

The Board of Directors may appoint and prescribe the duties of an executive committee and such other committees, as it may from time to time deem appropriate.  Such committees shall hold office at the pleasure of the Board of Directors.

ARTICLE VI: RECORDS AND REPORTS – INSPECTION

6.1	INSPECTION OF BOOKS AND RECORDS

All books and records provided for by Nevada Revised Statutes shall be open to inspection of the Board of Directors and stockholders to the extent provided by NRS § 78.105 and other applicable law.

6.2	CERTIFICATION AND INSPECTION OF BYLAWS

The original or a copy of these Bylaws, as amended or otherwise altered to date, certified by the Secretary or any other officer as designated by the Board of Directors, shall be open to inspection by the stockholders of the Corporation in the manner provided by law.

6.3	CHECKS, DRAFTS, ETC.

All checks, drafts, or other orders for payment of money, notes, or other evidences of indebtedness, issued in the name of or payable to the Corporation shall be signed or endorsed by such person or persons and in such manner as shall be determined from time to time by resolution of the Board of Directors.

6.4	ANNUAL REPORT

No annual report to stockholders shall be required; but, the Board of Directors may cause to be sent to the stockholders annual or other reports in such form as may be deemed appropriate by the Board of Directors.

ARTICLE VII: AMENDMENTS TO BYLAWS

New Bylaws may be adopted or these Bylaws may be repealed or amended by a vote or the written assent of either stockholders entitled to exercise a majority of the voting power of the Corporation, or by a majority of the number of Directors authorized to conduct the business of the Corporation.

ARTICLE VIII: CORPORATE SEAL

This Corporation shall have the power to adopt and use a common seal or stamp, and to alter the same, at the pleasure of the Board of Directors.  The use or nonuse of a seal or stamp, whether or not adopted, shall not be necessary to, nor shall it in any way effect, the legality, validity, or enforceability of any corporate action or document as contemplated in NRS § 78.065.

ARTICLE IX: CERTIFICATES OF STOCK

9.1	FORM

The certificates for shares of stock of the Corporation will be in such form as will be approved by the Board of Directors in conformity with applicable laws.  The Board of Directors will cause an appropriate legend to be placed on certificates representing shares of stock as may be deemed necessary or desirable by the Board of Directors in order for the Corporation to comply with applicable federal or state securities laws, other laws, or any contractual obligations.

9.2	EXECUTION

Every certificate for shares must be signed by the President or the Secretary or must be authenticated by facsimile of the signature of the President or Secretary.  Before it becomes effective, every certificate for shares authenticated by a facsimile of a signature must be countersigned by an incorporated bank or trust company, either domestic or foreign, as registrar of transfers.

9.3	TRANSFER

Upon surrender to the Secretary or transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by a proper evidence of succession, assignment, or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.

9.4	LOST OR DESTROYED CERTIFICATES

Any person claiming a certificate of stock to be lost or destroyed shall make an affidavit or affirmation of that fact and advertise the same in such manner as the Board of Directors may require and shall, if the Directors so require, give the Corporation a bond of indemnity, in form and with one or more sureties satisfactory to the Board, in at least double the value of the stock represented by said certificate, whereupon a new certificate may be issued of the same tenor and for the same number of shares as the one alleged to be lost or destroyed.

9.5	TRANSFER AGENTS AND REGISTRARS

The Board of Directors may appoint one or more transfer agents or transfer clerks, and one or more registrars, which shall be an incorporated bank or trust company, either domestic or foreign, who shall be appointed at such times and places as the requirements of the Corporation may necessitate and the Board of Directors may designate.

9.6	CLOSING STOCK TRANSFER BOOKS

The Board of Directors may close the transfer books in their discretion for a period not exceeding the sixty (60) days preceding any meeting, annual or special, of the stockholders, or the date appointed for the payment of a dividend.

ARTICLE X:  INDEMNIFICATION AND EXCULPATION

10.1	INDEMNIFICATION WITH RESPECT TO ACTIONS OTHER THAN ACTIONS BY OR IN THE RIGHT OF THE CORPORATION

Unless prohibited by applicable law, the Corporation will defend, indemnify, and hold harmless any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding whether civil, criminal, administrative, or investigative other than an action by or in the right of the Corporation by reason of the fact that he or she was a Director, officer, or committee member of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, committee member, fiduciary, or agent of another corporation, partnership, joint venture, trust, limited liability company, or other enterprise against expenses, including attorneys’ fees, and against judgments, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with such suit, action, or proceeding if he or she acted, or failed to take an action, in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, or conviction upon a plea of no contest or its equivalent, will not, of itself, create a presumption that the person acted, or failed to take action, other than in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, that he or she had reasonable cause to believe that his or her conduct was unlawful.

10.2	INDEMNIFICATION OF PERSONS OTHER THAN OFFICERS, DIRECTORS, AND COMMITTEE MEMBERS WITH RESPECT TO ACTIONS OTHER THAN ACTIONS BY OR IN THE RIGHT OF THE CORPORATION

Unless otherwise required or prohibited by law, the Corporation will have the power and authority, but not the duty or obligation, to defend, indemnify, and hold harmless any person other than a Director, officer, or committee member of the Corporation who was or is a party to any threatened, pending, or completed action, suit, or proceeding whether civil, criminal, administrative, or investigative other than any action by or in the right of the Corporation, by reason of the fact that he or she was an employee, committee member, or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, member, fiduciary, or agent of another corporation, partnership, joint venture, trust, limited liability company, or other enterprise against expenses, including attorneys’ fees, and against judgments, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with such suit, action, or proceeding if he or she acted, or failed to take an action, in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.  The termination of any action, suit, or proceeding by judgment, order, settlement, or conviction upon a plea of no contest or its equivalent, will not, of itself, create a presumption that the person acted, or failed to take action, other than in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, that he or she had reasonable cause to believe that his or her conduct was unlawful.

10.3      INDEMNIFICATION WITH RESPECT TO ACTIONS BY OR IN THE RIGHT OF THE CORPORATION

Unless otherwise required or prohibited by law, the Corporation will have the power and authority, but not the duty or obligation, to defend, indemnify, and hold harmless any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, member, employee, or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, member, fiduciary, or agent of another corporation, partnership, joint venture, trust, limited liability company, or other enterprise against expenses, including attorneys’ fees, but excluding judgments and fines and, except as hereinafter set forth, amounts paid in settlement, actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if he or she acted, or failed to take an action, in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification will be made in respect of any claim, issue, or matter as to which such person will have been adjudged to be liable to the Corporation, unless and only to the extent that the court in which such action or suit was brought will determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court will deem proper.  The court in which any such action or suit was brought may determine upon application that, in view of all circumstances of the case, indemnify for amounts paid in settlement is proper and may order indemnity for the amounts so paid in settlement and for the expenses, including attorneys’ fees, actually and reasonably paid in connection with such application, to the extent the court deems proper.

10.4      CONTROL OF LITIGATION

In any action in which the Corporation has unconditionally acknowledged an obligation to indemnify, or has otherwise determined that it will indemnify, a former or current Director, officer, member, committee employee, or agent, the Corporation will have the right to select counsel who will be responsible for the defense of the action, suit, or proceeding against the indemnified party; to control the defense of such suit, action, or proceeding; and, except as otherwise provided or prohibited by law, will have exclusive control over all matters relating to settlement of any such suit, action or proceeding. Notwithstanding the foregoing, any indemnified party will have the right, at all times, to also be represented by counsel of his or her own choosing; provided, however, that all attorneys’ fees, costs, and expenses incurred by or in connection with the employment or activities of such counsel will be the sole responsibility of the indemnified party and such fees, costs and expenses will not be the subject of any claim for indemnity or reimbursement under any provision of Article X of these Bylaws.  In the event of any dispute or conflict between the counsel retained by the Corporation and counsel retained by the indemnified party, the judgment of counsel retained by the Corporation will govern unless the indemnified party agrees, in writing, to release the Corporation from its indemnification obligations.

10.5      INSURANCE

The Corporation will have the power and authority, but not the duty or obligation, to purchase and maintain insurance on behalf of, or to insure or cause to be insured, any person who is or was a director, officer, committee member, employee, or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, fiduciary, or agent of another corporation, partnership, joint venture, trust, limited liability company, or enterprise against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the Corporation has the power or the obligation to indemnify such person against such liability under the provisions of this Article X.  As used in this Section 10.5, the term “insurance” will include, but not be limited to, retrospectively rated and fully and partially self-insured programs.

10.6      INDEMNIFICATION DETERMINATION

Any indemnification under Article X, unless ordered by a court, will be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, committee member, employee, or agent is proper in the circumstances because he or she has met the standard of conduct set forth in Article X, as applicable, and that all other conditions to indemnification (including, without limitation, a decision by the Corporation to exercise its power to indemnify) have been satisfied.  Such determination will be made by any one of the following:

(a)           By the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to such action, suit, or proceeding; and

(b)           If there are no disinterested Directors, by the court or other body before which the action, suit, or proceeding was brought or any court of competent jurisdiction upon the approval of an application by any person seeking indemnification, in which case indemnification may include the expenses, including attorneys’ fees, actually and reasonably paid in connection with such application.

10.7      PAYMENT OF EXPENSES IN ADVANCE

Expenses, including attorneys’ fees, incurred in defending a civil or criminal action, suit, or proceeding may be paid, in the sole and absolute discretion of the Corporation, by the Corporation, in advance of the final disposition of such action, suit, or proceeding upon receipt of an undertaking (acceptable to the Corporation by its sole judgment) by or on behalf of the director, officer, member, employee, or agent to repay such amount if it is ultimately determined that he or she is not entitled to be indemnified by the Corporation as authorized in this Article X.

10.8      INDEMNIFICATION BENEFITS NOT EXCLUSIVE

The indemnification and other benefits provided by this Article X will not be deemed exclusive of any other rights to which those benefited may be entitled under any bylaw, agreement, vote of disinterested Directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.  The indemnification and other benefits provided in this Article X, unless otherwise provided when authorized or ratified, will continue as to any person who has ceased to be a Director, officer, committee member, employee, or agent and will inure to the benefit of the heirs, executors, and administrators of such person.

10.9      EFFECT OF AMENDMENT OR REPEAL

Neither any amendment or repeal of any Section of this Article X, nor the adoption of any provision of the Corporation’s Certificate of Incorporation or these Bylaws inconsistent with this Article X, will adversely affect any right or protection of any director, officer, employee, or other agent established pursuant to this Article X, existing at the time of such amendment, repeal, or adoption of an inconsistent provision, including, without limitation, by eliminating or reducing the effect of this Article X, for or in respect of any act, omission, or other matter occurring, or any action or proceeding accruing or arising (or that, but for this Article X, would accrue or arise), prior to such amendment, repeal, or adoption of an inconsistent provision.

The undersigned, the President of the Corporation, hereby certifies that the foregoing Bylaws were adopted by the Board of Directors of the Corporation as of October 20, 2011.

By: /s/ Ralph M. Amato
                       Ralph M. Amato